Amendment No. 1 to Tax Receivable Agreement Dated As of September 22, 2021 Amendment No.1 to the Tax Receivable Agreement (the “Agreement”) Dated As of September 22, 2021 By and Among Brilliant Earth Group, Inc., a Delaware corporation (the “Corporation”), Brilliant Earth, LLC, a Delaware limited liability company (the “LLC”), and each of the Members (as defined in the Agreement) March 12, 2025 RECITALS Whereas, the Corporation has made the determination that LIBOR (as defined in the Agreement) is no longer a widely recognized benchmark rate for newly originated loans in the U.S. loan market in U.S. dollars; Whereas, the Corporation has determined consistent with market practice generally, to establish the Replacement Rate (as defined in the Agreement) to replace LIBOR for all purposes under the Agreement; and Whereas, pursuant to Section 7.5 of the Agreement, no provision of the Agreement may be amended unless such amendment is approved in writing by the Corporation and each of the Mainsail Representative (as defined in the Agreement) and the Just Rocks Representative (as defined in the Agreement). NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows: 1. Article I of the Agreement is hereby amended by deleting the language set forth below: “LIBOR” means, during any period, the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Corporation as an authorized information vendor for the purpose of displaying rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such period as the London interbank offered rate for U.S. dollars having a borrowing date and a maturity comparable to such period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any LIBOR Alternate Source, a comparable replacement rate determined by the Corporation at such time, which determination shall be conclusive absent manifest error); provided, that at no time shall LIBOR be

Amendment No. 1 to Tax Receivable Agreement Dated As of September 22, 2021 2 less than 0%. If the Corporation has made the determination (such determination to be conclusive absent manifest error) that (i) LIBOR is no longer a widely recognized benchmark rate for newly originated loans in the U.S. loan market in U.S. dollars or (ii) the applicable supervisor or administrator (if any) of LIBOR has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans in the U.S. loan market in U.S. dollars, then the Corporation shall (as determined by the Corporation to be consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace LIBOR for all purposes under this Agreement. In connection with the establishment and application of the Replacement Rate, this Agreement shall be amended solely with the consent of the Corporation and the LLC, as may be necessary or appropriate, in the reasonable judgment of the Corporation, to effect the provisions of this section. The Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Corporation, such Replacement Rate shall be applied as otherwise reasonably determined by the Corporation in a manner consistent with the purposes and use of LIBOR in this Agreement. 2. Article I of the Agreement is hereby amended by adding the language set forth below: “SOFR” means, during any period, the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) two (2) Business Days prior to the first day of such period (or if there shall at any time, for any reason, no longer exist a secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate), a comparable replacement rate determined by the Corporation at such time, which determination shall be conclusive absent manifest error); provided, that at no time shall SOFR be less than 0%. If the Corporation has made the determination (such determination to be conclusive absent manifest error) that (i) SOFR is no longer a widely recognized as a benchmark rate for newly originated loans in the U.S. loan market in U.S. dollars or (ii) the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) has made a public statement identifying a specific date after which SOFR shall no longer be used for determining interest rates for loans in the U.S. loan market in U.S. dollars, then the Corporation shall (as determined by the Corporation to be consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace SOFR for all purposes under this Agreement. In connection with the

Amendment No. 1 to Tax Receivable Agreement Dated As of September 22, 2021 3 establishment and application of the Replacement Rate, this Agreement shall be amended solely with the consent of the Corporation and the LLC, as may be necessary or appropriate, in the reasonable judgment of the Corporation, to effect the provisions of this section. The Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Corporation, such Replacement Rate shall be applied as otherwise reasonably determined by the Corporation in a manner consistent with the purposes and use of SOFR in this Agreement. 3. Article I of the Agreement is hereby amended by deleting the language set forth below: “Default Rate” means a per annum rate of LIBOR plus 500 basis points. 4. Article I of the Agreement is hereby amended by adding the language set forth below: “Default Rate” means a per annum rate of SOFR plus 500 basis points. 5. Article I of the Agreement is hereby amended by deleting the language set forth below: “Agreed Rate” means a per annum rate of LIBOR plus 100 basis points. 6. Article I of the Agreement is hereby amended by adding the language set forth below: “Agreed Rate” means a per annum rate of SOFR plus 100 basis points. [Signature Pages Follow]

Amendment No. 1 to Tax Receivable Agreement Dated As of September 22, 2021 4 IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Amendment as of the date first written above. BRILLIANT EARTH GROUP, INC. By: /s/ Jeffrey Kuo____________________ Name: Jeffrey Kuo Title: Chief Financial Officer BRILLIANT EARTH, LLC By: /s/ Jeffrey Kuo_____________________ Name: Jeffrey Kuo Title: Chief Financial Officer JUST ROCKS, INC. By: /s/ Eric Grossberg___________________ Name: Eric Grossberg Title: Co-President

Amendment No. 1 to Tax Receivable Agreement Dated As of September 22, 2021 5 MAINSAIL PARTNERS III, L.P By: Mainsail GP III, LLC, its General Partner By: /s/ Gavin Turner_____________________ Name: Gavin Turner Title: Managing Director MAINSAIL INCENTIVE PROGRAM, LLC By: Mainsail Management Company, LLC, its Managing Member By: /s/ Gavin Turner_____________________ Name: Gavin Turner Title: Managing Director MAINSAIL CO-INVESTORS III, L.P. By: Mainsail GP III, LLC, its General Partner By: /s/ Gavin Turner _____________________ Name: Gavin Turner Title: Managing Director